UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-21915

Date of Report: August 31, 2011

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864

(Address of principal executive offices)

(208) 263-2266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On August 31, 2011, Coldwater Creek Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended July 30, 2011. A copy of the press release is set forth as Exhibit 99.1.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2011, the Compensation Committee of the Board of Directors of Coldwater Creek Inc. approved a reduction in the compensation of Chairman and Chief Executive Officer, Dennis Pence. At Mr. Pence’s request, he will receive no salary, although he will receive standard employee benefits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description

99.1	Press release announcing second quarter 2011 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLDWATER CREEK INC.

Date: August 31, 2011
/s/ James A. Bell
James A. Bell
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release announcing second quarter 2011 results.